SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report: July 25, 1997



                        INTERNEURON PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


        0-18728                                           043047911
        -------                                           ---------
(Commission File Number)                      (IRS Employer Identification No.)


        One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts
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                    (Address of principal executive offices)

                                      02173
                                      -----
                                   (Zip Code)


Registrant's telephone no. including area code: (617) 861-8444







ITEM 5.  OTHER EVENTS


         On July 25, 1997, Wyeth-Ayerst Laboratories ("Wyeth") announced that it is working with the U.S. Food and Drug Administration ("FDA") relating to revised labeling for Pondimin(R) (fenfluramine hydrochloride) tablets C-IV and Redux(TM) (dexfenfluramine hydrochloride capsules) C-IV. Redux is licensed to Wyeth by Interneuron Pharmaceuticals, Inc. Interneuron has submitted to the FDA proposed revised labeling for Redux.

         Reference is made to the press release of Wyeth-Ayerst Laboratories dated July 25, 1997 filed as Exhibit 99.1 hereto and incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits

             99.1 Press Release of Wyeth-Ayerst Laboratories dated July 25, 1997



                                       -2-






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNEURON PHARMACEUTICALS INC.



                                       By:  /s/ Glenn L. Cooper
                                          ----------------------------------
                                          Glenn L. Cooper, M.D.
                                          President and Chief Executive Officer

Dated:  July 28, 1997